Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT, dated as of November 13, 1997 (the "Agreement"), among MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), MEDIQ Investment Services, Inc., a Delaware corporation ("MIS" and together with MEDIQ, collectively the "Seller"), and InnoServ Technologies, Inc., a California corporation (the "Company").

                                   WITNESSETH:

     WHEREAS, Seller owns 2,026,438 shares (the "Issuer Shares") of the common stock of the Company (the "Common Stock") and warrants to purchase 325,000 shares of Common Stock (the "Warrants"); and

     WHEREAS, the Seller and the Company had previously entered into an agreement pursuant to which Seller would be required to distribute the Issuer Shares to its stockholders upon demand by the Company; and

     WHEREAS, by letter dated September 26, 1997 (the "Distribution Request"), the Company has requested that Seller distribute the Issuer Shares to its stockholders, such distribution to be completed no later than 60 days from the date of such letter; and

     WHEREAS, the Seller requested that the Company consider alternative arrangements with respect to the Issuer Shares, and the respective Boards of Directors of the Company and the Seller have considered such alternative arrangements; and

     WHEREAS the Seller and the Company desire that in lieu of distribution that Seller will sell and transfer such shares to Company in accordance with the terms and conditions hereof; and

     NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1.   SALE OF THE SHARES

     1.1 Sale. Simultaneously with the execution and delivery hereof, the Seller shall transfer, assign, sell and deliver to the Company, and the Company shall purchase from the Seller all of the Issuer Shares and Warrants in consideration of the agreements and waivers of the parties contained herein (the "Purchase Price"). The closing (the "Closing") of the sale and purchase and delivery of all of the Issuer Shares and Warrants shall be held on the date hereof. At the Closing Seller shall deliver the certificates for the Issuer Shares and the Warrants duly endorsed or accompanied by stock powers or other appropriate instruments of transfer duly executed in blank.

     1.2  Change in Control.

          (a) Before April 1, 1998, the Company shall not enter into or consummate a change in control (as defined below) unless the other party or parties thereto agree, as a condition precedent to such transaction, to pay Seller the amount (subject to the last sentence of this paragraph) that would have been received by the Seller in connection with the change of control transaction if all of the Issuer Shares were outstanding and held by the Seller at the effective time of such change in control transaction. From and after April 1, 1998 and through September 30, 1998, the Company shall not enter into or consummate a change of control unless the other party or parties thereto agree, as a condition precedent to such transaction, to pay Seller 50% of the amount (subject to the last sentence of this paragraph) that would have been received by the Seller in connection with the change of control transaction if all of the Issuer Shares were outstanding and held by the Seller at the effective time of such change in control transaction. Any amounts owed to Seller pursuant to this Section 1.3 shall be paid simultaneously with the payment to the Company's shareholders in connection with the consummation of any transaction that constitutes a change in control of the Company. The Company shall not enter into any change in control transaction or cooperate with any third party with respect to a possible change in control transaction unless the other party (or parties) thereto agree to make adequate provision for the payment to Seller of all amounts provided herein. If the Company's shareholders are entitled to receive Marketable Consideration (as defined below) and other consideration in respect of a share of Common Stock, the amount that is due to Seller shall be determined only with respect to the portion that is Marketable Consideration.

          (b) For purposes of this Agreement, the parties intend that a "change in control" means a transaction or series of transactions in which the holders of a majority of the outstanding Common Stock receive (or have the right to receive) Marketable Consideration, in respect of their shares of Common Stock (whether by merger, sale, tender, dissolution or otherwise). For the purposes of this Agreement, Marketable Consideration means cash, debt or publicly traded equity securities of a company that had been a public company before such transaction (including preferred stock or any right to acquire such publicly traded equity security) ("Marketable Consideration"). By way of illustration, a change in control shall include: (i) the consolidation or merger of the Company pursuant to which the outstanding shares of Common Stock are converted into the right to receive Marketable Consideration or (ii) the sale of all or substantially all of the assets of the Company for Marketable Consideration or
(iii) any other transaction involving an exchange or sale of 50% or more of the outstanding Common Stock, including a tender offer, for Marketable Consideration, but excluding all other transactions, including where the holders of the outstanding Common Stock receive only securities of the Company or of another entity of which the Company's assets or business constitute a substantial portion, or reincorporation of the Company in a jurisdiction other than California.

          (c) For purposes of determining the amount which Seller would have received with respect to the Issuer Shares following a change in control, (1) in any transaction involving a sale or exchange of any shares of Common Stock, it shall be presumed that all of the Issuer Shares were sold at the highest average price paid to any affiliate of the Issuer for any shares in such transaction,
(2) in any transaction involving a merger or consolidation of the Company, it shall be presumed that the Seller (as a shareholder) voted in favor of such transaction, (3) in any transaction involving the sale of all or substantially all of the assets of the Company, it shall be presumed that the Company was dissolved and its net assets distributed to its shareholders immediately after such transaction and (4) in any other change in control transaction in which a majority of the Company's shareholders which are not affiliates of the Company receive any consideration in respect of their shares of Common Stock, the Seller shall be presumed to have the right to receive an equivalent amount. Furthermore, in the event of a tender or exchange offer for less than all of the outstanding Common Stock, the Seller shall be treated as if it had tendered (which tender had been accepted) a percentage of the Issuer Shares equal to the highest percentage of shares of Common Stock owned by any shareholder of the Company which are accepted by the party making such offer; and in addition the Seller shall be entitled to receive an equivalent amount of any securities of the Company retained by such shareholder.

          (d) The Seller acknowledges that neither the Company nor any of its affiliates (i) has any fiduciary duty to Seller, any of Seller's affiliates or any of Seller's stockholders (the "Seller Group") by reason of this Agreement,
(ii) is under any duty or obligation to the Seller Group to initiate, investigate, consider, respond or otherwise take any action with respect to a proposal that may result in a change of control by reason of this Agreement, any such potential transaction as with respect to the Seller Group being within the sole discretion of the Company, and (iii) any such potential transaction will be considered by the Company in light of the duties owed to the holders of the Common Stock outstanding at such time. Notwithstanding the above, if any third party approaches the Company or any of its affiliates or representatives regarding a possible change in control, the Company shall in good faith not delay or defer such consideration, evaluation or negotiation with the intent to reduce any amounts payable to Seller hereunder.

          (e) Subject to the last sentence of Section 1.2(a), any payment due to Seller under this Section 1.2 shall, unless Seller otherwise agrees, be paid in cash or in property of the kind and in the same proportion received by the shareholders of the Company in connection with the change in control transaction.

2.   CERTAIN REPRESENTATIONS AND WARRANTIES

     2.1 Certain Representations and Warranties by the Seller. The Seller represents and warrants to the Company that:

          (a) Organization and Good Standing. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to carry on its business and to own and lease the assets which it owns and leases.

          (b) Power and Authorization. Each Seller has full legal right, power and authority to enter into and perform its obligations under this Agreement and the other agreements and documents required to be delivered by it hereunder. The execution, delivery and performance by each Seller of this Agreement and such other agreements and documents have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly and validly executed and delivered by each Seller and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. When executed and delivered by such Seller as contemplated herein, each of such other agreements and documents shall constitute the legal, valid and binding obligation of each Seller, enforceable against it in accordance with its terms.

          (c) No Conflicts. (i) Neither the execution of this Agreement nor the consummation by each Seller of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any statute or regulation, contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Seller is a party or by which it or any of its properties are bound (which, in relation to a contract, commitment, agreement, understanding, arrangement or restriction would have a material adverse effect on the Seller or prohibit or delay the transactions contemplated herein) and (ii) no consent, approval, order or authorization of any court, administrative agency, other governmental entity or any other person is required (as opposed to voluntary) by or with respect to such Seller in connection with the execution and delivery of this Agreement by such Seller.

          (d) Ownership of Shares. (i) Upon transfer and delivery of the Issuer Shares and Warrants by the Seller hereunder to the Company, as provided herein, Company shall acquire good and marketable title to such shares and Warrants, free and clear of all claims, liens, charges, proxies, encumbrances and security interests (other than as are imposed by applicable securities laws) and (ii) the Seller does not own beneficially (as hereinafter defined) or of record any shares of Common Stock or any right to acquire Common Stock of the Company other than the Issuer Shares and Warrants.

          (e) No Broker. Neither Seller nor any director, officer, employee of Seller has incurred or will incur on behalf of the Company any brokerage, finder's or similar fee in connection with the transactions contemplated by this Agreement.

          (f) Board Members. Thomas Carroll and Michael Sandler or other designees of the Seller have served on the Board of Directors of the Company by designation of the Seller at all times since the consummation of the transactions contemplated by the Merger Agreement (as defined in Section 6.3). All documents, records, plans and books pertaining to the Company have been made available to such designees. The Seller has made such examinations relating to the terms, merits and risks of the transactions contemplated hereby as it deems necessary, including the opportunity to ask questions of and receive answers from the officers of the Company and the Company's auditors and consultants and all such questions have been answered to the full satisfaction of the Seller. In making the decision to enter into the transactions contemplated hereby, the Seller is relying solely on the investigations made by the Seller and the Company's representations and warranties made herein.

     2.2 Certain Representations and Warranties by the Company. The Company represents and warrants to the Seller that:

          (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all necessary corporate power and authority to carry on its business and to own and lease the assets which it owns and leases.

          (b) Power and Authorization. The Company has full legal right, power and authority to enter into and perform its obligations under this Agreement and the other agreements and documents required to be delivered by it hereunder. The execution, delivery and performance by the Company of this Agreement and such other agreements and documents have been duly authorized by all necessary corporate action on the part of the Company. The transactions contemplated by this Agreement have been approved by a special committee of the board of directors composed entirely of directors who are not present or former directors, officers, employees, or consultants of Seller. This Agreement has been duly and validly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. When executed and delivered as contemplated herein, each of such other agreements and documents shall constitute the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

          (c) No Conflicts. (i) Neither the execution of this Agreement nor the consummation by the Company of the transactions contemplated hereby will constitute a violation of or default under, or conflict with, any statute or regulation, contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Company is a party or by which it or any of its properties is bound (which in relation to a contract, commitment, agreement, understanding, arrangement or restriction would have a material adverse effect on the Company or prohibit or delay the transactions considered herein) and (ii) no consent, approval, order or authorization of or by the stockholders of the Company or of any court, administrative agency, other governmental entity or any other person (other than that which has already been obtained) is required (as opposed to voluntary) by or with respect to the Company in connection with the execution and delivery of this Agreement by it.

          (d) Change in Control. Except as previously disclosed to Seller or its designees serving as the Company's board of directors, there are no offers, options, rights, agreements or commitments of any kind (contingent or otherwise) relating to any possible change in control of the Company.

          (e) No Brokers. Neither the Company nor any director, officer or employee of the Company has incurred or will incur on behalf of the Company, any brokerage, finder's or similar fee in connection with the transactions contemplated by this Agreement.

3.   CLOSING DELIVERIES

     3.1 Seller's Deliveries. At the Closing, Seller shall deliver, or shall cause to be delivered to the Company the following:

          (a) certificates for all of the Issuer Shares and Warrants, duly endorsed or accompanied by stock powers and other appropriate instruments of transfer duly executed in blank;

          (b) copies of the resolutions of the Board of Directors of each Seller authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments referred to herein, certified as of the Closing by the Secretary or an Assistant Secretary of Seller; and

          (c) The resignation of Thomas E. Carroll from the Company's Board of Directors; and

          (d) such other documents and instruments as the Company may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

     3.2 The Company's Deliveries. At the Closing, the Company shall deliver, or shall cause to be delivered to Seller a copy of the resolutions of the Board of Directors of the Company (and each committee thereof, if any) authorizing the execution, delivery and performance by the Company of this Agreement and the other agreements and instruments referred to herein, certified as of the Closing by the Secretary or an Assistant Secretary of the Company.

4.   INDEMNIFICATION

     4.1 Indemnification by Seller. Seller shall indemnify and hold the Company and its officers, directors and shareholders harmless from and against and in respect of any and all losses, costs, expenses, claims, damages, obligations and liabilities, including interest, costs of investigation, penalties and reasonable attorneys' fees and disbursements ("Damages") which the Company or any such person may suffer, incur or become subject to arising out of, based upon or otherwise in respect of any inaccuracy in or breach of (i) any representation or warranty of Seller made in or pursuant to this Agreement or any agreement or document required to be delivered pursuant to this Agreement,
(ii) or any breach or nonfulfillment of any covenant or obligation of Seller contained in this Agreement or such other agreements and documents, or (iii) any action, suit, proceeding or claim by a stockholder of the Seller (in such capacity) challenging the transactions contemplated by this Agreement.

     4.2 Indemnification by the Company. The Company shall indemnify and hold Seller and its officers, directors and shareholders harmless from and against and in respect of any and all Damages which Seller or any such person may suffer, incur or become subject to arising out of, based upon or otherwise in respect of (i) any inaccuracy in or breach of any representation or warranty of the Company made in or pursuant to this Agreement or any agreement or document required to be delivered pursuant to this Agreement, (ii) any breach or nonfulfillment of any covenant or obligation of the Company contained in this Agreement or such other agreements and documents or (iii) any action, suit, proceeding or claim by a stockholder of the Company (in such capacity) challenging the transactions contemplated by this Agreement.

     4.3  Third Party Claims.

          (a) Each party shall promptly notify the other of the assertion by any third party of any claim with respect to which the indemnification set forth in this Section relates. The indemnifying party shall have the right, upon notice to the indemnified party within ten (10) business days after the receipt of any such notice, to undertake the defense of or, with the consent of the indemnified party (which consent shall not unreasonably be withheld) to settle or compromise such claim. The failure of the indemnifying party to give such notice and to undertake the defense of or to settle or compromise such a claim shall constitute a waiver of the indemnifying party's rights under this Section 5.3(a) and in the absence of gross negligence or willful misconduct on the part of the indemnified party shall preclude the indemnifying party from disputing the manner in which the indemnified party may conduct the defense of such claim or the reasonableness of any amount paid by the indemnified party in satisfaction of such claim.

          (b) The election by the indemnifying party, pursuant to Section 4.3(a), to undertake the defense of a third party claim shall not preclude the party against which such claim has been made also from participating or continuing to participate in such defense, so long as such party bears its own legal fees and expenses for so doing.

5.   MISCELLANEOUS

     5.1 Best Efforts. Each of the parties shall use its best reasonable efforts to take all action and do all things necessary, proper or advisable to consummate the transaction contemplated by this Agreement.

     5.2 Amendment; Assignment. This Agreement may be amended only by written instrument duly executed by the parties hereto. No party may waive any term, provision, covenant or restriction of this Agreement except by duly signed writing referring to the specific provision to be waived. Neither of the parties to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. The parties expressly intend and agree that no provision of this Agreement shall create any third party beneficiary rights in any person.

     5.3  Termination of Prior Obligations.    This Agreement sets forth the
entire understanding between the Seller and the Company and supersedes all prior agreements, arrangements and understandings by and among the parties with respect to the transactions contemplated hereby. All unperformed agreements, arrangements and understandings under or entered into pursuant or relating to the Agreement of Merger and Plan of Reorganization among MMI Medical, Inc. (now the Company), MMI Acquisition Subsidiary, Inc., MEDIQ Incorporated and MEDIQ Equipment and Maintenance Services, Inc. dated May 18, 1994, as amended (the "Merger Agreement"), (including without limitation such Merger Agreement), except as further provided herein, are hereby terminated without further liability or obligation on the part of any party. Notwithstanding the foregoing, the agreements set forth in Article X of the Merger Agreement shall continue in full force and effect to the extent provided therein.
Seller and the Company each acknowledge that they have no claims against each other and hereby irrevocably releases each other from and against, and irrevocably waives, any and all claims, liabilities, obligations, covenants, agreements, damages and causes of action, which each may have against the other arising out of events occurring prior to the date hereof, provided that the foregoing shall not include (i) Article X of the Merger Agreement, and
(ii) shall not include, and the parties shall use their best reasonable efforts to resolve within the next 180 days, all issues relating to the receipt of receivables, which are estimated to be less than $50,000.

     5.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be delivered personally or transmitted by telex, fax or telegram, to the respective parties as follows:

          (a)  If to the Seller, to it at:

               MEDIQ Incorporated
               One MEDIQ Plaza
               Pennsauken, New Jersey 08110-1460
               Attention: Thomas E. Carroll, President
               Telecopier: (609) 661-0958

          with a copy to:

               Drinker Biddle & Reath LLP
               Philadelphia National Bank Building
               1345 Chestnut Street
               Philadelphia, Pennsylvania  19107-3496
               Attention: F. Douglas Raymond, III, Esquire
               Telecopier: (215) 988-2757

          (b)  If to the Company, to it at:

               InnoServ Technologies, Inc.
               320 Westway, Suite 520
               Arlington, Texas 76018
               Attention: Michael G. Puls
               Telecopier: (817) 472-2926

          with a copy to:

               Gibson, Dunn & Crutcher LLP
               1917 Main Street, Suite 5400
               Dallas, Texas 75201
               Attention: Ellen J. Curnes
               Telecopier: (214) 698-3400

          or to such other address as any party may have furnished to the others in writing.

     5.5 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of California.

     5.6 Survival. All representations, warranties, covenants and agreements of the parties hereto shall survive indefinitely the Closing.

     5.7 Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document. The article and section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     5.8 Expenses. Each of the parties hereto shall pay the fees and expenses it incurs in connection with this Agreement, other than as a result of the breach hereof by the other party hereto.

     5.9  Certain Definitions.  For purposes of the Agreement:


          (a) "beneficially owned" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act, as such Rule is in effect on the date hereof.

          (b) "business day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York..

     5.10 Stock Splits, etc. The amount of any payments under Section 1.2 shall be appropriately adjusted for any stock split, reverse stock split, stock dividend or any similar event occurring after the date hereof and prior to the consummation of a change in control.

     5.11 Public Announcements. Seller and the Company shall consult with each other before issuing any press release or public statement with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement with respect to the transactions contemplated by this Agreement without the prior consent of the other party, which shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law or the rules and regulations of the AMEX or NASD.

     5.12 Specific Performance. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof (including without limitation the Seller's rights under Section 1.2) in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity, subject to Section 5.13.

     5.13 Arbitration. Any controversy involving a claim as to the existence of a "change in control" or the amount due in respect thereof shall be finally settled by arbitration in Los Angeles, California, in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by an arbitrator chosen by mutual agreement of Seller and Company. Failing such agreement, the arbitration shall be conducted by three independent arbitrators, none of whom shall have any competitive interest with Seller or Company; Seller shall choose one such arbitrator, Company shall choose one such arbitrator, and such two arbitrators shall mutually select a third arbitrator. Any decision of two such arbitrators shall be binding on Seller and Company. There shall be limited discovery prior to the arbitration hearing, subject to the discretion of the arbitrators, as follows: (a) exchange of witness lists and copies of documentary evidence and documents related to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrator upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure. Each party shall pay its own costs and expenses (including counsel fees) of any such arbitration except that the arbitrator can compel one party to pay all or a portion of the other party's costs and expenses. The parties recognize that time is of the essence, and agree to submit to arbitration any such claim within 20 business days of a controversy having arisen.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written.


                                       MEDIQ INCORPORATED


                                       By: /s/ Thomas E. Carroll
                                          ----------------------------------

                                       MEDIQ INVESTMENT SERVICES, INC.


                                       By: /s/ Thomas E. Carroll
                                          ----------------------------------

                                       INNOSERV TECHNOLOGIES, INC.


                                       By: /s/ Michael G. Puls
                                          ----------------------------------